SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive  Additional  Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      STATE FINANCIAL SERVICES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                      STATE FINANCIAL SERVICES CORPORATION








April 17, 2001



Dear Fellow Shareholder:

       By this time, you should have received proxy solicitation material and the 2000 Annual Report for the State Financial Services Corporation annual meeting of shareholders to be held on May 2, 2001.

       At this year's meeting, there are two proposals for shareholders to vote upon. The first item on the agenda is the election of two (2) directors. The second proposal, which we call your attention to, is a shareholder proposal requesting the Board of Directors to take steps to effect a sale or merger of your Company. For the reasons described in the Proxy Statement, the Board of Directors recommends that you vote AGAINST proposal #2. Even if you have previously mailed your proxy, please sign, date and mail the duplicate card in the enclosed envelope. To vote as recommended by your Board, all you need to do is sign and return the proxy.

       The management and Board of Directors appreciate your support and continuing interest in State Financial Services Corporation.

                                    Very truly yours,



                                   /s/ Michael J. Falbo
                                       President and Chief Executive Officer

REVOCABLE PROXY          STATE FINANCIAL SERVICES CORPORATION       COMMON STOCK
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATE FINANCIAL SERVICES CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2001, AND AT ANY ADJOURNMENT THEREOF.

The undersigned having received the Notice of Meeting and Proxy Statement dated March 23, 2001 (the "Proxy Statement"), relating to the Annual Meeting of the Shareholders of State Financial Services Corporation (the "Company"), hereby appoints Richard A. Horn, Thomas S. Rakow, and David M. Stamm, and each of them (hereinafter "Proxyholders"), as Proxy with power of substitution, hereby revoking any previous proxies, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of the Company held of record by the undersigned as of March 16, 2001 at the Annual Meeting of Shareholders of the Company to be held on May 2, 2001, and at any adjournment thereof, in accordance with the following instruction

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE TWO DIRECTOR NOMINEES, AGAINST THE SHAREHOLDER PROPOSAL, AND UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING IN THE DISCRETION OF THE PROXYHOLDERS APPOINTED HEREIN. THIS PROXY MAY BE REVOKED AT ANY TIME BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.





             * DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED *


               STATE FINANCIAL SERVICES CORPORATION ANNUAL MEETING
                                   MAY 2, 2001

1.  ELECTION OF DIRECTORS:                    1 - Michael J. Falbo
(term expiring at the 2004 annual meeting)    2 - Ulice Payne, Jr.
                                                                      |_| FOR all nominees            |_|  WITHHOLD AUTHORITY
                                                                          listed to the left (except       to vote for all nominees
                                                                          as specified below).             listed to the left.

 (Instructions:  To withhold authority to vote for any indicated nominee,   ------------------------------------------------------
   write the number(s) of the nominee(s) in the box provided to the right).
                                                                            ------------------------------------------------------


2. Approval of the Shareholder Proposal requesting that the Board of Directors      |_| FOR    |_| AGAINST     |_|  ABSTAIN
   take steps to effect a sale or merger of the Company.


3. In their discretion, the proxies may vote upon such other business as may properly come before the meeting.


                                         Date                                                       No. Of Shares
                                              ----------------------------
Check appropriate box
Indicate changes below:

Address Change?              |_|      Name Change?              |_|

                                                                               --------------------------------------------------


                                                                               --------------------------------------------------
                                                                               Signature(s) In Box
                                                                               Please sign exactly as name appears hereon. If signed
                                                                               as attorney, executor, personal representative,
                                                                               administrator, trustee or guardian, please give full
                                                                               title as such. If shares are held in two or more
                                                                               names, all persons so named must sign. A proxy on
                                                                               behalf of a corporation should be signed in its name
                                                                               by a duly authorized officer.